SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C.


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 30, 1999


                           STRUTHERS INDUSTRIES, INC.
                           --------------------------
             (Exact name of Registrant as specified in its charter)


           Delaware                     0-2707                    73-074655
           --------                     ------                    ---------
(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)


                             c/o Chapter 11 Trustee,
    Utica Plaza Building, 2100 S. Utica Ave. Suite 300, Tulsa, Oklahoma 74114
    -------------------------------------------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (918) 747-6500

<PAGE 1>

Item 3.  Bankruptcy or Receivership

         As previously reported, on March 9, 1998, the Registrant filed a voluntary petition in the United States Bankruptcy Court for the Northern District of Oklahoma, Case No. 98-00882-R, seeking to reorganize under Chapter 11 of the United States Bankruptcy Code. On March 20, 1998, the Bankruptcy Court ordered the appointment of an Examiner, P. David Newsome, Jr., to investigate and report on matters concerning the Registrant's business and affairs. The Bankruptcy Court commenced a hearing on March 31, 1998, which was completed on April 2, 1998, to consider a creditor request seeking appointment of a trustee to administer the Registrant's operations and reorganization. At the conclusion of the hearing on April 2, 1998, the Court ordered the appointment of a Chapter 11 trustee and on April 3, 1998, approved the appointment of Neal Tomlins, Esq., as Chapter 11 Bankruptcy Trustee for the Registrant (the "Trustee").

Item 5.  Other Events

A.       The January 31, 1999 Motion
         ---------------------------
         Background
         ----------
                  On January 31, 1999, following extended discussions and negotiations between the Trustee and Patrick J. Malloy, III, the Chapter 7 Trustee appointed for WINCO Corp. ("WINCO," a corporation that has claimed to be the majority shareholder of the Registrant), the Trustee, the WINCO trustee, and WINCOM Corp. ("WINCOM," at the time a wholly-owned subsidiary of the Registrant) jointly filed a "Motion to
         (i) Approve Compromise and Settlement Between Struthers Industries, Inc., WINCOM Corp. and WINCO Corp., (ii) Approve the Transfer of Stock of WINCOM Corp., (iii) Substantively Consolidate WINCOM Corp. into WINCO Corp., (iv) Approve the Release and Allowance of Claims, and (v) For Other Relief" (the "January 31, 1999 Motion"). A copy of the January 31, 1999 Motion is filed herewith as Exhibit 1.

         Conditions to the January 31, 1999 Motion
         -----------------------------------------
                  Pursuant to the January 31, 1999 Motion, the Trustee, WINCOM, and the trustee for WINCO requested that the Bankruptcy Court approve the settlement of Adversary Case No. 99-0007-R (the "Adversary Proceeding") in which the equity security interests of the Registrant held by WINCO are sought to be canceled on the following terms and conditions:

                    1. The release of all claims against the Registrant's bankruptcy estate by WINCO and WINCOM;

                    2. The transfer by the Registrant of all outstanding common stock of WINCOM to WINCO and the substantive consolidation of WINCOM into WINCO;

<PAGE 2>
                    3. The cancellation of all outstanding common stock or other equity interests of the Registrant held or owned by WINCO, and the cancellation of any conversion rights that holders of WINCOM common or preferred stock may have with respect to any equity interests in the Registrant;

                    4. The allowance of the Registrant's unsecured claim in each of the WINCOM and WINCO bankruptcy estates in the amount of $3,000,000 (which claims relate solely to intercompany debt claims asserted by the Registrant against WINCO and WINCOM), and the agreement regarding the classification of such claim in any plan of reorganization proposed by the WINCO trustee and by the future WINCOM trustee; and

                    5.   The   dismissal  of  the  Adversary   Proceeding   with
                         prejudice.

         Terms of the January 31, 1999 Motion
         ------------------------------------
                  Pursuant to the January 31, 1999 Motion and after Bankruptcy Court approval, the following would occur:

                    A. The Registrant would transfer its WINCOM stock (as-is, where-is, without warranty of title) to WINCO, and would have allowed for its benefit an unsecured $3,000,000 claim against each of the WINCOM and WINCO bankruptcy estates.

                    B. In exchange for the transfer of the WINCOM stock, all outstanding common stock or other equity interests in the Registrant held by WINCO will be canceled and any conversion rights held by WINCOM common stockholders or preferred stockholders with respect to any equity interests in the Registrant will also be canceled. Further, the Registrant will be relieved from any and all claims of WINCO or WINCOM against the Registrant's bankruptcy estate.

                    C. After transfer of the WINCOM stock described above, WINCOM and WINCO would be substantively consolidated into WINCO, and the consolidation of the Registrant's separate unsecured $3,000,000 claims into a single $3,000,000 unsecured claim against the consolidated bankruptcy estates.

                    D. The Trustee will resign from his positions as President and Director of WINCOM (which positions he has held since his appointment as Trustee of the Registrant), and WINCOM shall release and hold harmless the Trustee from his actions while serving in such capacity.

<PAGE 3>
                  The approval of the January 31, 1999 Motion by the Bankruptcy Court will not affect certain specific claims identified below, however.

                    I. Among the claims against the Registrant's and WINCO's bankruptcy estates are claims related to debentures ("Debentures") issued by the Registrant pursuant to Regulation S of the Securities Act of 1933, as amended. Further, the Registrant (and the Debenture holders) may assert claims against the WINCO bankruptcy estate regarding the alleged wrongful receipt and/or dissipation of the Debenture proceeds under various theories (the "WINCO Debenture Claims"). Nothing in the January 31, 1999 Motion is intended to relate to or effect a release of (i) any claims held by the Debenture holders against the Registrant's bankruptcy estate, (ii) the WINCO Debenture Claims of the Registrant and/or the Debenture holders, or (iii) any claims held by the Registrant or the Debenture holders (or any other party) against Nelson, Mullins, Riley & Scarborough, L.L.P., and its employees, agents or affiliates.

                    II. Among the claims against the WINCO bankruptcy estate are those claims held by the Registrant which are related to the 1996 transaction in which the Registrant acquired all of the WINCOM common stock and WINCO acquired a majority of Registrant's common stock (the "WINCOM Transaction Claims"). If approved, the January 31, 1999 Motion would release the WINCO Debenture Claims and the WINCOM Transaction Claims held by each of the Debenture holders or the Registrant against the WINCO bankruptcy estate, but the January 31, 1999 Motion would not prejudice the rights of any other party who is or becomes liable for the payment of some or all of the WINCO Debenture Claims or the WINCOM Transaction Claims to assert such claims against the WINCO bankruptcy estate.

                    III. The claims held by the Registrant  and/or the Debenture holders against any other party not expressly released pursuant to the January 31, 1999 Motion, including but not limited to Nelson, Mullins, Riley & Scarborough, L.L.P., BDO Seidman, L.L.P., and Logan Throop & Company, would remain unaffected by the January 31, 1999 Motion.

         Approval of the January 31, 1999 Motion
         ---------------------------------------
                  At a hearing on the January 31, 1999 Motion held on March 4, 1999, at 10:00 a.m., the Bankruptcy Court approved the January 31, 1999 Motion. Consequently, the Bankruptcy Court entered an order approving the January 31, 1999 Motion on March 25, 1999. A copy of the Order is filed herewith as Exhibit 2.

<PAGE 4>

B.       The June 30, 1999 Letter of Intent
         ----------------------------------
         Background
         ----------
                  On June 30, 1999, following extended discussions and negotiations, the Registrant and Empire Technology Corporation ("Empire") each agreed to and accepted the terms of that certain letter agreement dated May 28, 1999 (the "Letter Agreement"). In accordance with the Letter Agreement, the Registrant and Empire jointly agreed to prepare and submit a plan of reorganization for the Registrant pursuant to which certain existing equity interests in Registrant would be retained (subject to dilution) and new equity interests in the reorganized Registrant ("Reorganized Registrant") would be issued to Empire as dictated by the terms of the Letter Agreement outlined below. A copy of the Letter Agreement is filed herewith as Exhibit 3.

         Conditions to the Transactions described in the Letter Agreement
         ----------------------------------------------------------------
                   Consummation of the transactions contemplated under the Letter Agreement will be subject to a number of conditions precedent, including, without limitation, the following:

                    1. Negotiation and execution of a definitive merger agreement (the "Agreement") between Registrant and Empire, including therein such representations, warranties, covenants, and closing conditions as shall be customary in a transaction of this type;

                    2. Completion of a financing to provide a $250,000 line of credit for working capital and sufficient funds to pay the cash requirements on the effective date of a Plan of Reorganization (the "Plan"), including administrative and priority claims;

                    3. Completion of a thorough due diligence investigation of the business, financial conditions, liabilities, and prospects of the Registrant, which shall be satisfactory in all respects to Empire and its representatives and which shall be materially completed prior to finalizing the Agreement;

                    4. Entry of a final order by the Court confirming the Plan and authorizing the transactions contemplated by the Letter Agreement (the "Confirmation Order"), which Plan and Confirmation Order shall be in form and substance reasonably satisfactory to Empire;

                    5. Empire's capitalization of the Reorganized Registrant on or before the effective date at a level sufficient to meet the minimum standards required for listing on The NASDAQ Stock Market;

                    6. Certain audit requirements imposed on the Registrant through December 31, 1998 being acceptable to Empire, in its sole discretion;

<PAGE 5>
                    7. Empire's claims against the Registrant's estate being allowed in full, and not subject to review, reconsideration, or modification by the Trustee or creditors of the bankruptcy estate, nor subject to setoff or recoupment for any reason without Empire's consent; and

                    8. All claims, rights, and causes of action against Empire being irrevocably waived and released.

                  Additionally, in order to issue common stock of the surviving or successor corporation under the Plan, pursuant to the Code Section 1145 exemption, a statutory merger of Registrant with Empire must be effected simultaneously with the closing, with the Reorganized Registrant as the surviving corporation of such merger.

         Terms of the Letter Agreement
         -----------------------------
                  Pending confirmation of the Plan, Empire will commit to lend up to $250,000 to the Registrant's bankruptcy estate under a line of credit at a market interest rate (the "Financing"). The proceeds of the Financing would be used to (a) pay the pre-petition debt of Chase Mellon Shareholder Services, L.L.C. in order to allow the Registrant to continue to utilize its services as transfer agent for the Registrant's publicly traded securities, and (b) pay certain administrative expenses of the Registrant's bankruptcy case (i.e., fees of the Examiner, Chapter 11 Trustee, the United States Trustee and their professionals). The loan would be secured by a first lien on all unencumbered assets of the Registrant's bankruptcy estate, including pending lawsuit claims, and other causes of action, in addition to a junior lien on all presently encumbered assets. Further, Empire would be granted a limited "superpriority" administrative expenses status, meaning that no other administrative claim could be paid ahead of Empire's loan.

                  The Plan Term Sheet attached to the Letter Agreement and made a part thereof sets forth the proposed treatment of the various classes of the Registrant's creditors in the Plan. Empire anticipates that not more than $250,000 in cash will have to be paid in connection with the Plan to (a) pay administrative claims, (b) pay that portion of priority claims required to be paid on the Plan effective date, (c) pay or reinstate miscellaneous secured claims, and (d) pay miscellaneous transaction costs and expenses. The Letter Agreement provides that the Plan Term Sheet is subject to amendment and modification during the course of the proceeding with the consent of Empire and the Trustee.

                  The Letter Agreement contemplates that the Plan will establish a Creditor Trust that will hold all assets of the estate remaining as of the effective date of the Plan (the "Effective Date"), including avoidance actions of the Registrant, stock in the Liberal Hull Company, and real estate located in Liberal, Kansas, subject to liens in favor of Empire securing the Financing (unless the Financing has been paid or otherwise satisfied pursuant to the Plan). Allowed unsecured claims, including trade creditors, will receive a pro rata distribution from the Creditor Trust after payment of all claims (including the

<PAGE 6>
         Financing) secured by Creditor Trust assets. Holders of allowed unsecured claims will be offered the right to assign their ratable interest in the Creditor Trust to the Reorganized Debtor in exchange for common stock of the Reorganized Registrant, at a price to be determined by the Plan.

                  Pursuant to the Letter Agreement, it is intended that the aggregate number of shares of common stock of the Reorganized Registrant to be issued and outstanding on the Effective Date of the Plan, after the transactions contemplated by the Agreement (the "Fully Diluted Equity") shall be exempt from the registration requirements of the federal Securities Act of 1933, as amended, pursuant to the Section 1145 exemption of the Code; provided, however, that the Fully Diluted Equity shall be subject to dilution after the Effective Date of the Plan. It is anticipated that the Fully Diluted Equity of the Reorganized Registrant will be allocated approximately as follows:

                    1. Merger with Empire. Upon consummation of the contemplated statutory merger, shareholders of Empire will acquire common stock of the Reorganized Registrant. Empire shareholders will own not less than 95% of the Fully Diluted Equity of the Reorganized Registrant on account of such merger.

                    2. Existing Shareholders. Allowed Equity Interests (common stock of the Registrant held as of the Petition Date, other than that held by insiders, affiliates, and others to whom the Trustee, Empire, or other interested parties seek and obtain disallowance or subordination) will be retained by the holder of record as of a record date to be established by the Plan, subject to a reverse split which, in the aggregate, reduces Allowed Equity Interests to not more than 5% of the Fully Diluted Equity of the Reorganized Registrant.

                  The Letter Agreement is not binding upon the parties and is subject to change. No assurance can be given that the transactions described in the Letter Agreement will be consummated or approved by the Bankruptcy Court.

         Approval of the Letter Agreement
         --------------------------------
                  As of the date of the submission of this Form 8-K, the Plan has not been submitted to the Bankruptcy Court. Consequently, the Bankruptcy Court has yet to approve the Letter Agreement or the Plan.

Item 7.  Financial Statements and Exhibits.

                    (a) A copy of the Motion to (i) Approve Compromise and Settlement Between Struthers Industries, Inc., WINCOM Corp. and WINCO Corp., (ii) Approve the Transfer of Stock of WINCOM Corp., (iii) Substantively Consolidate WINCOM Corp. into WINCO Corp., (iv) Approve the
<PAGE 6>
                         Release and Allowance of Claims, and (v) For Other Relief, is filed herewith as Exhibit 1.

                    (b) A copy of the Order approving the Motion is filed herewith as Exhibit 2.

                    (c)  A copy of the Letter  Agreement  is filed  herewith  as
                         Exhibit 3.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             STRUTHERS INDUSTRIES, INC.


Date: July 21, 1999          By: /s/ Neal Tomlins, Esq.
                                 ----------------------------------------------
                                     Neal Tomlins, Esq., Chapter 11 Trustee